                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE:  TAL WIRELESS NETWORKS, INC.                 CASE NO: 97-58435 MM
                                                    ---------------------------

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

-----------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED                  October, 1999
                        -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                               END OF             END OF              AS OF
                                                                              CURRENT              PRIOR             PETITION
2.     ASSET/LIABILITY SUMMARY                                                 MONTH               MONTH              FILING
         Current Assets (Market Value)                                            $125,229            $128,001           $245,867
                                                                          -----------------  ------------------  -----------------
         Total Assets (Market Value)                                            $3,125,229          $3,128,001         $5,665,985
                                                                          -----------------  ------------------  -----------------
         Current  Liabilities                                                     $273,792            $265,537                 $0
                                                                          -----------------  ------------------  -----------------
         Total Liabilities                                                      $5,640,827          $5,632,572         $5,467,035
                                                                          -----------------  ------------------  -----------------

                                                                                                                     PETITION
                                                                              CURRENT              PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    MONTH               MONTH            MONTH END
                                                                               -----               -----            ---------
         a.  Total Receipts                                                             $0             $25,000           $285,557
                                                                          -----------------  ------------------  -----------------
         b.  Total Disbursements                                                    $2,772              $9,820           $176,809
                                                                          -----------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)            ($2,772)             $15,180           $108,748
                                                                          -----------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                      $128,001            $112,821
                                                                          -----------------  ------------------
         e.  Cash Balance End of Month (c + d)                                    $125,229        $    128,001
                                                                          =================  ==================

4.     POST-PETITION LIABILITIES & RECEIVABLES                              RECEIVABLES                            LIABILITIES
                                                                            -----------                            -----------
         Balance at End of Previous Month                                               $0                               $265,537
                                                                          -----------------                      -----------------
         Balance at End of Current Month                                                $0                               $272,792
                                                                          -----------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                $0
                                                                          -----------------
         Balance at End of Current Month (over 30 days)                                 $0
                                                                          -----------------

                                                                                                             YES           NO
6.     Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)      X
                                                                                                      --------------  ------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
       amount of payment and name of payee)                                                                           X
                                                                                                      --------------  ------------
8.     Have any payments been made to officers, insiders, shareholders, relatives? (if yes,
       attach listing including date of payment, amount and reason for payment, and name of payee)                    X
                                                                                                      --------------  ------------
9.     Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)
                                                                                                                      X
                                                                                                      --------------  ------------
10.    If you answered yes to line 7,8, or 9, were all such payments approved by the court?          #N/A
                                                                                                      --------------  ------------
11.    Is the estate insured for replacement cost of assets and for N/A general liability?            N/A
                                                                                                      --------------  ------------
12.    Are U.S. Trustee quarterly fees current?                                                       X
                                                                                                      --------------  ------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


       Date:                                        Richard J Redett
             -------------------------             -----------------------------
                                                      Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED      October, 1999
                                            -------------

                                   ($         )
                                     --------

      ASSETS


         CURRENT ASSETS                                                             FROM SCHEDULES              MARKET VALUE
 1            Cash and cash equivalents - unrestricted                                                                    $125,229
                                                                                                           ------------------------
 2            Cash and cash equivalents - restricted                                                                            $0
                                                                                                           ------------------------
 3            Accounts receivable (net)                                                   A                                     $0
                                                                                                           ------------------------
 4            Inventory                                                                   B                                     $0
                                                                                                           ------------------------
 5            Prepaid expenses                                                                                                  $0
                                                                                                           ------------------------
 6            Other:
                      ----------------------------------------------------                                 ------------------------
 7
              ------------------------------------------------------------                                 ------------------------

 8                TOTAL CURRENT ASSETS                                                                                    $125,229
                                                                                                           ------------------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)
 9            Real property                                                               C                                     $0
                                                                                                           ------------------------
10            Machinery and equipment                                                     D                                     $0
                                                                                                           ------------------------
11            Furniture and fixtures                                                      D                                     $0
                                                                                                           ------------------------
12            Office equipment                                                            D                                     $0
                                                                                                           ------------------------
13            Leasehold improvements                                                      D                                     $0
                                                                                                           ------------------------
14            Vehicles                                                                    D                                     $0
                                                                                                           ------------------------
15            Other:                                                                      D
                      ----------------------------------------------------                                 ------------------------
16                                                                                        D
              ------------------------------------------------------------                                 ------------------------
17                                                                                        D
              ------------------------------------------------------------                                 ------------------------
18                                                                                        D
              ------------------------------------------------------------                                 ------------------------
19                                                                                        D
              ------------------------------------------------------------                                 ------------------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                                  $0
                                                                                                           ------------------------

         OTHER ASSETS
21            Notes receivable-net of allowances                                                                        $3,000,000
              ------------------------------------------------------------                                 ------------------------
22            Investment-NST                                                                                                    $0
              ------------------------------------------------------------                                 ------------------------
23            Investment-subs                                                                                                   $0
              ------------------------------------------------------------                                 ------------------------
24            Accounts receivable-intercompany net of allowances                                                                $0
              ------------------------------------------------------------                                 ------------------------

25                TOTAL OTHER ASSETS                                                                                    $3,000,000
                                                                                                           ------------------------

26                TOTAL ASSETS                                                                                          $3,125,229
                                                                                                           ========================
      NOTE:
              Indicate the method used to estimate the market value of assets
              (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                     ----------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                  ($         )
                                    --------

      LIABILITIES                                                                  FROM SCHEDULES
         POST-PETITION                                                             --------------
              CURRENT
              LIABILITIES
27                Salaries and wages
                                                                                                          ------------------------
28                Payroll taxes
                                                                                                          ------------------------
29                Real and personal property taxes
                                                                                                          ------------------------
30                Income taxes
                                                                                                          ------------------------
31                Notes payable (short term)
                                                                                                          ------------------------
32                Accounts payable (trade)                                               A
                                                                                                          ------------------------
33                Real property lease arrearage
                                                                                                          ------------------------
34                Personal property lease arrearage
                                                                                                          ------------------------
35                Accrued professional fees                                                                              $248,792
                                                                                                          ------------------------
36                Current portion of long-term debt (due within 12 months)
                                                                                                          ------------------------
37                Other:
                                     ---------------------------------------------                        ------------------------
38                    Unearned Deposit for legal fees                                                                     $25,000
                      ------------------------------------------------------------                        ------------------------
39
                      ------------------------------------------------------------                        ------------------------

40                TOTAL CURRENT LIABILITIES                                                                              $273,792
                                                                                                          ------------------------

41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                          ------------------------

42                TOTAL POST-PETITION LIABILITIES                                                                        $273,792
                                                                                                          ------------------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                Secured claims                                                         E
                                                                                                          ------------------------
44                Priority unsecured claims                                              E                               $101,776
                                                                                                          ------------------------
45                General unsecured claims                                               E                             $5,265,259
                                                                                                          ------------------------

46                TOTAL PRE-PETITION LIABILITIES                                                                       $5,367,035
                                                                                                          ------------------------

47                TOTAL LIABILITIES                                                                                    $5,640,827
                                                                                                          ------------------------

      EQUITY (DEFICIT)

48                    Preferred Stock                                                                                     $80,000
                      ------------------------------------------------------------                        ------------------------
49                    Common Stock                                                                                        $28,846
                      ------------------------------------------------------------                        ------------------------
50                    Additional Paid-In Capital                                                                      $18,461,441
                      ------------------------------------------------------------                        ------------------------
51                    Accumulated Deficit                                                                            ($21,051,142)
                      ------------------------------------------------------------                        ------------------------
52            Market value adjustment                                                                                    ($34,743)
                                                                                                          ------------------------
53                TOTAL EQUITY (DEFICIT)                                                                              ($2,515,598)
                                                                                                          ------------------------

54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                               $3,125,229
                                                                                                          ========================

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                   ($         )
                                     --------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                ACCOUNTS         ACCOUNTS PAYABLE
                                                               RECEIVABLE         [POST PETITION]            POST PETITION DEBT
         Receivables and Payables Ageings                      ----------        ----------------            ------------------
            0 -30 Days
                                                            -----------------   --------------------
                                                                                                      ---
            31-60 Days
                                                            -----------------   --------------------
            61-90 Days                                                                                                          $0
                                                            -----------------   --------------------     --------------------------
            91+ Days
                                                            -----------------   --------------------  ---
            Total accounts receivable/payable                            $0                     $0
                                                            -----------------   ====================
            Allowance for doubtful accounts
                                                            -----------------
            Accounts receivable (net)                                     $0
                                                            =================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                          INVENTORY(IES)        Inventory Beginning of Month
                                            BALANCE AT
                                           END OF MONTH         Add -                               ------------------------

Retail/Restaurants -                                                    Net purchases
                                                                                                    ------------------------
   Product for resale                                                   Direct labor
                                       ----------------------                                       ------------------------
                                                                        Manufacturing
                                                                        overhead
                                                                                                    ------------------------
Distribution -                                                          Freight in
                                                                                                    ------------------------
   Product for resale                                                   Other:
                                       ----------------------

                                                                        ------------------------    ------------------------
Manufacturer -
                                                                        ------------------------    ------------------------
   Raw
   materials
                                       ----------------------
   Work-in-progress                                             Less -
                                       ----------------------
   Finished                                                             Inventory End of
   goods                                                                Month
                                       ----------------------                                       ------------------------
                                                                        Shrinkage
                                                                                                    ------------------------
Other -                                                                 Personal Use
                                       ----------------------                                       ------------------------
   Explain
            ----------------------
                                                                Cost of Goods Sold                                       $0
   -------------------------------                                                                  ========================

        TOTAL                                             $0
                                       ======================

METHOD OF INVENTORY                                             INVENTORY VALUATION METHODS
CONTROL

Do you have a functioning perpetual                             Indicate by a checkmark method of inventory
inventory system?                                               valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical                       Valuation methods -
inventory?
                                                                        FIFO cost
                                                                                                --------------------
   Weekly                                                               LIFO cost
                           ----                                                                 --------------------
   Monthly                                                              Lower of cost or
                           ----
   Quarterly                                                                market
                           ----                                                                 --------------------
   Semi-annually                                                        Retail method
                           ----                                                                 --------------------
   Annually
                           ----
                                                                        Other -
                                                                                                --------------------
Date of last physical                         Unknown                       Explain
inventory was
                                              ------------------

                                                                            -----------------------------------------------
Date of next physical                         N/A
inventory is
                                              ------------------            -----------------------------------------------

                          SCHEDULE C
                         REAL PROPERTY

sDESCRIPTION                                                                                COST                     MARKET VALUE
-----------                                                                                ----                     ------------
None
----------------------------------------------------------------------------        ------------------         --------------------

----------------------------------------------------------------------------        ------------------         --------------------

----------------------------------------------------------------------------        ------------------         --------------------

----------------------------------------------------------------------------        ------------------         --------------------
     TOTAL                                                                                         $0                           $0
                                                                                    ===================        ====================


                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                                COST                   MARKET VALUE
MACHINERY & EQUIPMENT -                                                                    ----                   ------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------
     TOTAL                                                                                           $0                         $0
                                                                                    ====================       ====================

FURNITURE & FIXTURES -

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------
     TOTAL                                                                                           $0                         $0
                                                                                    ====================       ====================

OFFICE EQUIPMENT -

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------
     TOTAL                                                                                           $0                         $0
                                                                                    ====================       ====================

LEASEHOLD IMPROVEMENTS
-

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------
     TOTAL                                                                                           $0                         $0
                                                                                    ====================       ====================

VEHICLES-

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------

----------------------------------------------------------------------------        --------------------       --------------------
     TOTAL                                                                                           $0                         $0
                                                                                    ====================       ====================

                                                                   SCHEDULE E
                                                            PRE-PETITION LIABILITIES
                                                                                          CLAIMED                      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION                                                 AMOUNT                     AMOUNT (B)
                                                                                          -------                    ----------
   Secured claims  (a)
                                                                                    --------------------       --------------------
   Priority claims other than taxes
                                                                                    --------------------       --------------------
   Priority tax claims                                                                         $101,776
                                                                                    --------------------       --------------------
   General unsecured claims                                                                  $5,265,259
                                                                                    --------------------       --------------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed
            Amount.

                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                           FOR THE MONTH ENDED October, 1999
                                               -------------
                           $
                             ----------------

                           CURRENT MONTH
---------------------------------------------------------------------
       ACTUAL                  FORECAST               VARIANCE

                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

                   $0                      $0                     $0
----------------------   ---------------------   --------------------



                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
               $2,303                                       ($2,303)
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                 $469                                         ($469)
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

               $2,772                      $0               ($2,772)
----------------------   ---------------------   --------------------

             ($2,772)                      $0               ($2,772)
----------------------   ---------------------   --------------------


               $8,255                                       ($8,255)
----------------------   ---------------------   --------------------
                                                                  $0

----------------------   ---------------------   --------------------

                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

               $8,255                      $0               ($8,255)
----------------------   ---------------------   --------------------

            ($11,027)                      $0              ($11,027)
----------------------   ---------------------   --------------------
                                                                  $0
----------------------   ---------------------   --------------------

            ($11,027)                      $0              ($11,027)

======================   =====================   ====================

                                                                        CUMULATIVE              NEXT MONTH
                                                                      (CASE TO DATE)             FORECAST
                                                                      --------------            ----------
    REVENUES
  1       Gross Sales                                                            $7,000
                                                                    --------------------    --------------------
  2       less: Sales Returns & Allowances
                                                                    --------------------    --------------------
  3       Net Sales                                                              $7,000                      $0
                                                                    --------------------    --------------------
  4       less: Cost of Goods Sold                (Schedule 'B')                $68,271
                                                                    --------------------    --------------------
  5       Gross Profit                                                        ($61,271)                      $0
                                                                    --------------------    --------------------
  6       Interest                                                                  $92
                                                                    --------------------    --------------------
  7       Other Income:
  8       Miscellaneous                                                          $4,340
          ------------------------------------------------------    --------------------    --------------------
  9       Insurance Settlement                                                 $130,000
          ------------------------------------------------------    --------------------    --------------------

 10            TOTAL REVENUES                                                   $73,161                      $0
                                                                    --------------------    --------------------


    EXPENSES
 11       Compensation to Owner(s)/Officer(s)
                                                                    --------------------    --------------------
 12       Salaries/Commissions
                                                                    --------------------    --------------------
 13       Management Fees
                                                                    --------------------    --------------------
 14       Depreciation
                                                                    --------------------    --------------------
 15       Taxes:
                                                                    --------------------    --------------------
 16            Employer Payroll Taxes
                                                                    --------------------    --------------------
 17            Real Property Taxes
                                                                    --------------------    --------------------
 18            Other Taxes                                                       $2,303
                                                                    --------------------    --------------------
 19       Other Selling
                                                                    --------------------    --------------------
 20       Other Administrative                                                   $2,057
                                                                    --------------------    --------------------
 21       Write-off Investment Subs                                            $112,618
                                                                    --------------------    --------------------
 22       Other Expenses:
 23       Storage Rental                                                         $5,220
          ------------------------------------------------------    --------------------    --------------------
 24       Accounting                                                             $1,510
          ------------------------------------------------------    --------------------    --------------------
 25       Press Release                                                            $725
          ------------------------------------------------------    --------------------    --------------------
 26       Telecommunications                                                     $5,015
          ------------------------------------------------------    --------------------    --------------------
 27       SEC Reporting                                                          $9,515
          ------------------------------------------------------    --------------------    --------------------
 28       Litigation Costs                                                       $1,193
          ------------------------------------------------------    --------------------    --------------------
 29       Write-off of Accounts Receivable                                      $55,156
          ------------------------------------------------------    --------------------    --------------------
 30       Writedown of Notes Receivable                                      $2,000,000
          ------------------------------------------------------    --------------------    --------------------

 31            TOTAL EXPENSES                                                $2,195,312                      $0
                                                                    --------------------    --------------------

 32 SUBTOTAL                                                               ($2,122,151)                      $0
                                                                    --------------------    --------------------

    REORGANIZATION ITEMS
 33       Professional Fees                                                    $366,118
                                                                    --------------------    --------------------
 34       Provisions for Rejected Executory
          Contracts
                                                                    --------------------    --------------------
          Interest Earned on Accumulated Cash
 35            Resulting from Chp 11 Case
                                                                    --------------------    --------------------
 36       Gain or (Loss) from Sale of Equipment                                  $4,592
                                                                    --------------------    --------------------
 37       US Trustee Fees                                                        $2,750
          ------------------------------------------------------    --------------------    --------------------
 38       Loss from Sale of Investments                                        $220,000
          ------------------------------------------------------    --------------------    --------------------

 39            TOTAL REORGANIZATION ITEMS                                      $584,276                      $0
                                                                    --------------------    --------------------

 40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                         ($2,706,427)                      $0
                                                                    --------------------    --------------------
 41       Federal & State Income Taxes
                                                                    --------------------    --------------------

 42 NET PROFIT (LOSS)                                                      ($2,706,427)                      $0
                                                                    ====================    ====================

EXPLANATION OF VARIANCE TO STATEMENT OF
OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED Octoberr, 1999
                                          ---------------

CASH BALANCE BEGINNING OF MONTH                                                    $128,001
                                                                      ----------------------

CASH RECEIPTS  (1)                                                                       $0
                                                                      ----------------------

CASH DISBURSEMENTS  (1)                                                              $2,772
                                                                      ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                 ($2,772)
                                                                      ----------------------

CASH BALANCE END OF MONTH                                                          $125,229
                                                                      ======================


ECAPITULATION OF FUNDS HELD AT END OF MONTH
-------------------------------------------

                                                   ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                   ---------                ---------                 ---------
BANK                                          Wells Fargo              Mallesons Stephen        Murray & Murray
                                              ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                  Checking                 Trust Account            Trust Account
                                              ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                   0114-458243
                                              ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                               General                  Litigation Trust         Deposit Trust
                                              ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                      $83,994                  $16,235                   $25,000
                                              ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                      $125,229
                                              =====================


(1) Excluding bank transfers between your accounts.